Eversource Energy

Investor Call

July 29, 2016

EVERSOURCE ENERGY

Safe Harbor

All per share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted Eversource parent common shares outstanding for the period. Management uses this non-GAAP financial measure to evaluate earnings results, provide details of earnings results by business, and more fully compare and explain our second quarter and first half 2016 and 2015 results. Management believes that this measurement is useful to investors to evaluate the actual and projected financial performance and contribution of Eversource Energy's businesses. Non-GAAP financial measures should not be considered as alternatives to Eversource consolidated net income attributable to controlling interests or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This presentation includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers can identify these forward-looking statements through the use of words or phrases such as "estimate, "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, cyber breaches, acts of war or terrorism, or grid disturbances; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; changes in business conditions, which could include disruptive technology related to Eversource's current or future business model; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; fluctuations in weather patterns; changes in laws, regulations or regulatory policy; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make Eversource's access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed in Eversource's reports filed with the Securities and Exchange Commission (SEC) and updated as necessary, and are available on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results. You should not place undue reliance on the forward-looking statements; each speaks only as of the date on which such statement is made, and Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Agenda



Phil Lembo

EVP, CFO & Treasurer

- Mid-Year Results
- Regulatory and Legislative Update
- Financing and Rating Agency Update



Lee Olivier

EVP Enterprise Strategy & Business Development

- Northern Pass
- Access Northeast

Phil Lembo

Executive Vice President, Chief Financial Officer and Treasurer

EVERSOURCE ENERGY

Second Quarter and First Half 2016 Results

EPS	Q2 2016	Q2 2015	Change	First Half 2016	First Half 2015	Change
Electric Transmission	$0.29	$0.25	$0.04	$0.56	$0.46	$0.10
Electric Distribution	$0.32	$0.38	($0.06)	$0.66	$0.80	($0.14)
Natural Gas Distribution	$0.03	$0.02	$0.01	$0.19	$0.19	$0.00
Parent & Other	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Reported EPS (GAAP)	$0.64	$0.65	($0.01)	$1.41	$1.45	($0.04)

Progress on Major Transmission Reliability Projects

Greater Hartford Central Connecticut (GHCC)

- First 6 of 27 projects now in service
- 2 under construction, 5 in siting expected to be in construction this year and 12 in pre-siting
- Projected completion: 2018
- Total projected investment: $350 million
- Investment through June 30: $80 million



Greater Boston Reliability Solutions

- 31 projects including seven new transmission lines, new substations and substation expansion projects
- Several smaller projects now under way
- Projected completion: 2019
- Total projected investment: $565 million
- Investment through June 30: $78 million

Seacoast Reliability Project

- Largest PSNH project in forecast
- Application accepted for review by NHSEC in June
- New 13-mile project between Portsmouth and Madbury
- Projected completion: 2018
- Total projected investment: $77 million

Merrimack Valley Reliability Project (MVRP)

- Joint project with National Grid related to Greater Boston.
- Overhead 345-kV, 24.5 mile transmission line between Londonderry, NH and Tewksbury, MA
- NHSEC voted to issue the Certificate of Siting and Facility July 11
- Projected completion: 2017
- Total projected ES investment: $37 million

Recent State Regulatory Developments

Massachusetts Solar Filing

- 62 MW proposal filed with DPU 5/30/16
  - 35 MW for NSTAR Electric
  - 27 MW for WMECO
- Consistent with 2016 MA solar legislation
- Estimated cost of $180 million - $200 million
- Decision due by 12/31/16
- Facilities must be complete by 12/31/17

New Hampshire Generation Divestiture

- Settlement approved by NHPUC on 7/1/16
- PSNH to recover generation investment through sale of plants, securitization
- PSNH to forego $25 million of equity return not yet recognized on scrubber
- Conditions for sale of plants include honoring collective bargaining agreements, property tax stabilization payments, and keeping plants in service for at least 18 months after sale
- Process expected to be complete in the second half of 2017

Multiple Rating Agency Upgrades Since Merger

	Ratings at April 10, 2012	February 2013	January 2014	April 2015	May 2016	July 2016	Ratings at July 19, 2016
ES Unsecured	S&P: BBB+ Moody's: Baa2 Fitch: BBB+		Moody's upgrades to Baa1	S&P upgrades to A-			S&P: A- Moody's: Baa1 Fitch: BBB+
CL&P Secured	S&P: A- Moody's: A3 Fitch: A	S&P upgrades to A	Moody's upgrades to A2	S&P upgrades to A+		Fitch upgrades to A+	S&P: A+ Moody's: A2 Fitch: A+
NSTAR Elec. Unsecured	S&P: A- Moody's: A2 Fitch: A+			S&P upgrades to A			S&P: A Moody's: A2 Fitch: A+
PSNH Secured	S&P: A- Moody's: A3 Fitch: A	S&P upgrades to A	Moody's upgrades to A2	S&P upgrades to A+		Fitch upgrades to A+; Moody's to A1	S&P: A+ Moody's: A1 Fitch: A+
WMECO Unsecured	S&P: A- Moody's: Baa2 Fitch: A-		Moody's upgrades to A3	S&P upgrades to A	Moody's upgrades to A2	Fitch upgrades to A	S&P: A Moody's: A2 Fitch: A

Lee Olivier

EVP Enterprise Energy Strategy & Business Development

EVERSOURCE ENERGY

Transmission – Northern Pass Update

- 1,090 MW of clean energy
- $1.6 billion HVDC line, terminal and AC facilities
- Approximately 192 miles of new transmission using HVDC technology with AC/DC converters in Quebec and NH
- DOE draft Environmental Impact Statement issued July 21, 2015.
- Revised route announced August 18, 2015. Underground section increased from 8 miles to 60 miles
- Application filed with New Hampshire siting regulators on October 19, 2015.
  - NHSEC accepted application as complete on December 18, 2015
  - Public info sessions largely completed in Q1 2016
  - NHSEC voted on May 19, 2016 to issue a decision no later than September 30, 2017
- 100-MW PPA between Hydro-Quebec and PSNH filed with NHPUC in June 2016
- Expected to provide significant benefits to the region:
  1. Billions of dollars in total energy and capacity value through reduced wholesale market prices
  2. Annual reduction of approximately 3 million tons of CO_2
  3. Economic value through jobs and new tax base
  4. Reduces growing dependence on natural gas generation


Des Cantons
Quebec
Vermont
New Hampshire
Maine
Deerfield
Des Cantons to NH
Underground Northern Pass Route
Overhead Northern Pass Route
Substation
Converter Terminal
Length of Line in Quebec: 75 kilometers
Length of Line in NH: 192 miles

EVERSOURCE ENERGY

Northern Pass Timeline

July 21, 2015
Department of Energy (DOE) issued Draft Environmental Impact Statement (EIS)

October 19, 2015
Northern Pass filed application with New Hampshire Site Evaluation Committee (NHSEC)

December 18, 2015
NHSEC accepted application
—
State review process began

September 30, 2017
NHSEC approved deadline for issuing decision

Late 2017/ Early 2018
DOE permit expected
—
Construction to begin

Late 2019
Expected in-service date

Access Northeast - Designed to Provide a Long-Term Solution to Challenge of New England Natural Gas Supply



Maritimes & Northeast
PORTLAND
BOSTON
Algonquin Gas Transmission
NEW YORK
Texas Eastern
AGT and M&N systems directly connect to 60% of ISO-NE's gas-fired generators
New gas-fired generators totaling ~2,570 MW attaching to Algonquin by 2019
Market area LNG peak shaving

Project Scope:

- Joint development with Eversource (40%), Spectra Energy (40%) and National Grid (20%)
- ~$3 billion (100%); 900 MMcf/d, initial in-service 2018
- Will provide fuel for 5,000 MW of electric generation

Unique Project Attributes:

- Serving New England electric power market
- Connected to over 60% of gas-fired generation
- Primarily brownfield with minimal environmental impact
- Built to handle peak power loads
- State PUC approval of EDC-held firm gas transportation agreements is required

ISO-NE's Tale of Two Seasons



Midcontinent ISO

$28.78/MWh

$2.80/MMBtu
(at Chicago City Gate)

ISO New England

$26.86/MWh

$2/MMBtu
(at Algonquin City Gate)

Midcontinent ISO

$29.31/MWh

$3.74/MMBtu
(at Chicago City Gate)

ISO New England

$76.64/MWh

$10.70/MMBtu
(at Algonquin City Gate)

Source: ISO-NE, Jan 2016 State of the Grid Report

In the Winter New England Shifts to Coal and Oil

Winter 2014-2015 Fossil Fuel Mix (MWh)


250,000
200,000
150,000
100,000
50,000
0
Oil
Coal
Natural Gas / LNG
December 2014
January 2015
February 2015

Source: ISO-NE, Gordan van Welie presentation, November 2015

Environmental Benefits – Meaningful Emission Reductions

Access Northeast can reduce regional emissions by displacing coal & oil-fired power generation with cleaner natural gas generation

3.4MM tons of CO_2 emissions avoided/year

emissions could be reduced

CO_2 by 25%
SO_2 by 90%

in a single winter



...this is like removing

650,000 cars

from the road every year!



Source: ISO-NE, Jan 2016 State of the Grid Report

Additional Pipeline Capacity Needed To Support New England Wind and Solar Power Expansion

- Fast & flexible resources will be needed to balance variable output from wind and solar


800 MW
Existing NE wind
4,000 MW
Proposed NE wind
900 MW
NE PV thru 2014
2,400 MW
Est. NE PV in 2024

"The transition to greater levels of renewables will require fast and flexible resources that can ramp their output up and down on command to balance weather dependent resources. Paradoxically, the current technology that can do this best is in natural gas generators." ISO-New England CEO, 1/26/16

Source: ISO-NE, Jan 2016 State of the Grid Report

5 of 6 New England States Addressing Natural Gas Capacity Issues

Electric Distribution Co. (EDC) Purchase of Natural Gas Pipeline Capacity

CT	Public Act 15-107 enacted June 22, 2015. Seven bids submitted to DEEP in June. Selection of gas projects expected in August and submission to PURA no later than October 31, 2016 with PURA decision due no later than January 30, 2017.
MA	Order of October 2, 2015 found the DPU had authority to approve EDC natural gas supply contracts. NSTAR Electric, WMECO, Massachusetts Electric and Nantucket Electric have filed Access Northeast contracts with the DPU seeking approval by October 1, 2016. Hearings to be held in August.
NH	PUC opened docket in April 2015 (IR 15-124). Staff report released September 15, 2015 concluded PUC may approve EDC natural gas supply contracts. NHPUC issued an order January 19, 2016 accepting staff report, said it will conduct a two-part review process as EDCs submit natural gas capacity contracts. PSNH filed Access Northeast contract on February 18, 2016. NHPUC review under way.
ME	PUC launched RFP in late 2014 and Access Northeast is participating (2014-00071). On July 19, 2016, PUC voted 2-1 to move forward with a contract with Access Northeast, assuming EDCs from other New England states (except Vermont) also participate.
RI	2014 Energy Security Act allows RI EDCs to pursue contracts. National Grid issued an RFP with bids received November 13, 2015. National Grid filed contract with Access Northeast on June 30, 2016 (Docket 4627). PUC written decision scheduled for October 28, 2016.
VT	Supportive of additional natural gas infrastructure. Level of support and participation to be determined.